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                                                                      Exhibit 23

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-61612) pertaining to the Sport Chalet, Inc. 1992 Incentive Award Plan of our report dated June 4, 1996, with respect to the financial statements of Sport Chalet, Inc. included in the Annual Report (Form 10-K) for the year ended March 31, 1996.



/s/ ERNST & YOUNG


Los Angeles, California
June 24, 1996

                                     E-77